UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 10, 2017, Alexandria Real Estate Equities, Inc., a Maryland corporation (“Alexandria,” or the “Company”), filed (a) Articles Supplementary (the “Articles Supplementary”) and (b) Articles of Amendment (the “Articles of Amendment”) to its charter with the State Department of Assessments and Taxation of Maryland.

The Articles Supplementary reflect the reclassification into shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), of the authorized but unissued shares of the following series of preferred stock (the “Reclassified Preferred Stock”): the 9.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, the Series A Junior Participating Preferred Stock, par value $0.01 per share, the 9.10% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, the 8.375% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, and the 6.45% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share. There were no outstanding shares of Reclassified Preferred Stock. The Articles Supplementary were approved by the Company’s Board of Directors.

The Articles of Amendment (a) increase the number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from 100,000,000 shares to 200,000,000 shares, (b) make a corresponding increase in the aggregate par value of all the shares of stock having par value that the Company is authorized to issue and (c) eliminate the terms of certain series of Preferred Stock which had previously been reclassified as undesignated Preferred Stock. The charter amendment was described in the text of Proposal No. 4 in Alexandria’s proxy statement for its 2017 Annual Meeting of Stockholders (the “2017 Proxy Statement”) filed with the SEC on April 7, 2017. The charter amendment was advised by the Company’s Board of Directors and approved by Alexandria’s stockholders at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”).

The foregoing summary of the Articles Supplementary and Articles of Amendment is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 hereto and the Articles of Amendment filed as Exhibit 3.2 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Alexandria held its 2017 Annual Meeting on May 9, 2017. At the 2017 Annual Meeting, there were present in person or by proxy 84,079,455 shares of Alexandria’s common stock, representing stockholders entitled to cast approximately 92% of the total outstanding eligible votes and constituting a quorum. Set forth below are the voting results for the five proposals considered and voted upon at the 2017 Annual Meeting, all of which were described in the 2017 Proxy Statement:

1.    Election of Directors
Alexandria’s stockholders elected, by the votes indicated below, each of the following seven persons to serve as directors of the Company until its 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualify:

Director	For	Withheld
Joel S. Marcus	77,656,838	4,987,458
Steven R. Hash	64,060,529	18,583,767
John L. Atkins, III	63,585,275	19,059,021
James P. Cain	64,790,489	17,853,807
Maria C. Freire, Ph.D.	64,471,409	18,172,887
Richard H. Klein	64,035,538	18,608,758
James H. Richardson	80,451,592	2,193,004

Broker non-votes (proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock) totaled 1,434,859 for James H. Richardson and 1,435,159 for each of the other director nominees.

2.    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
Alexandria’s stockholders voted upon, on a non-binding, advisory basis, whether to approve the compensation of the Company’s named executive officers, as disclosed in Alexandria’s 2017 Proxy Statement. 67,819,788 votes were cast “for” the approval, 14,785,535 votes were cast “against” the approval and 38,973 votes abstained. Additionally, there were 1,435,159 broker non-votes for this proposal.

3.    Non-binding Advisory Vote to Approve the Frequency of Future Non-binding, Advisory Stockholder Votes on the Compensation of the Company’s Named Executive Officers
Alexandria’s stockholders voted upon, on a non-binding, advisory basis, the frequency of the future non-binding, advisory stockholder votes on the compensation of the Company’s named executive officers, as disclosed in Alexandria’s 2017 Proxy Statement. 74,100,018 votes were cast for “1 year,” 10,679 votes were cast for “2 years,” 8,495,999 votes were cast for “3 years,” and 37,600 votes abstained. Additionally, there were 1,435,159 broker non-votes for this proposal.

The results of the stockholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of Alexandria’s Board of Directors that such vote be held every year. Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of stockholder votes on the compensation of executives.

4.    Approval of the Amendment of the Company’s Charter
Alexandria’s stockholders voted to approve the Articles of Amendment of the Company described in Item 5.03 above and as disclosed in Alexandria’s 2017 Proxy Statement. 80,652,175 votes were cast “for” the amendment, 1,959,915 votes were cast “against” the amendment and 32,206 votes abstained. Additionally, there were 1,435,159 broker non-votes for this proposal.

5.    Ratification of Appointment of Independent Public Registered Accountants
Alexandria’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017. 80,584,620 votes were cast “for” the ratification, 3,462,062 votes were cast “against” the ratification and 32,473 votes abstained. Additionally, there were 300 broker non-votes for this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits
3.1    Articles Supplementary, dated May 10, 2017, relating to Reclassified Preferred Stock.
3.2    Articles of Amendment of the Company, dated May 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date:	May 12, 2017	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer